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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2007

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. (as company under a Pooling and Servicing Agreement dated as of January 1, 2007 providing for, inter alia, the issuance of Bear Stearns Mortgage Funding Trust 2007-AR1, Mortgage Pass-Through Certificates, Series 2007-AR1)

(Exact name of registrant as specified in its charter)

Delaware	333-132232	30-0183252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive office)	(Zip Code)

(212) 272-2000
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On January 31, 2007, Structured Asset Mortgage Investments II, Inc. caused the issuance and sale of the Bear Stearns Mortgage Funding Trust 2007-AR1, Mortgage Pass-Through Certificates, Series 2007-AR1, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2007, among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

10.1

Pooling and Servicing Agreement, dated as of January 1, 2007 among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation.

[8-K – PSA]

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

By: /s/ Mary Haggerty
Name: Mary Haggerty
Title: Vice President

Dated: January 15, 2007

[8-K – PSA]

EXHIBIT INDEX

Exhibit Number	Description
10.1	Pooling and Servicing Agreement